UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2006

_______________________

MICROTEK MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_________________________

Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia 30004
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (678) 896-4400

__________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2006, following the recommendation of the Nominating Committee, the Board of Directors of Microtek Medical Holdings, Inc. (the “Company”) amended the compensation payable to directors who are not also employees of the Company to make the following changes:

•	To add a per meeting fee payable to each nonemployee director attending regular quarterly meetings of the Board in the amount $1,500 per meeting.

•	To reduce the number of shares covered by stock options awarded annually to nonemployee directors from options covering 5,000 shares of common stock to options covering 2,000 shares of common stock.

•	To add an annual retainer fee payable to the chairs of the Board’s standing committees as follows:

Audit Committee Chair	$10,000
Compensation Committee Chair	$7,000
Nominating Committee Chair	$5,000

•	To eliminate the annual awards of nonqualified stock options covering 10,000 shares of common stock to the chair of each of the Board’s Audit, Compensation and Nominating Committees.

The revised summary of director compensation incorporating the foregoing revisions is contained in Exhibit 10.1 attached to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2006, the Board of Directors of the Company acted to amend the Company’s Amended and Restated Bylaws solely for purposes of (a) permitting notices of shareholders meetings to be given in any manner permitted by law in addition to notices by personal notice and by mail, and (b) to allow notices of meetings of directors to be given by electronic transmission or other form of wire or wireless communication in addition to the other means provided by the bylaws. The Amended and Restated Bylaws, as so amended, are contained in Exhibit 3.1 attached to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
N/A

(b) Pro forma financial information.
N/A

(c) Shell company transactions.
N/A

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Microtek Medical Holdings, Inc.

10.1	Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: May 23, 2006
By: /s/ Dan R. Lee
Dan R. Lee, Chairman, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Microtek Medical Holdings, Inc.

10.1	Director Compensation